Exhibit 31.02

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lisa Feng, certify that:

1.
I have reviewed this Amendment No. 1 on Form 10-Q/A to the Quarterly Report on Form 10-Q of ACM Research, Inc. for the quarterly period ended June 30, 2018 (as so amended, “this quarterly report”).

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

Dated: October 15, 2018
By
/s/ Lisa Feng
Lisa Feng
Interim Chief Financial Officer, Chief Accounting Officer and Treasurer
(Principal Financial Officer)